                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         DATE OF REPORT: MARCH 31, 1999
                        (Date of earliest event reported)


                              ELTRAX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


MINNESOTA                 COMMISSION FILE NO. 0-22190         41-1484525
(State of incorporation)                                (IRS Employer I.D. No.)


                           2000 TOWN CENTER, SUITE 690
                              SOUTHFIELD, MI 48075
                    (Address of principal executive offices)


                                 (248) 358-1699
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

ACQUISITION OF WINDWARD TECHNOLOGY GROUP, INC.

          On March 31, 1999, pursuant to an Agreement and Plan of Merger dated as of March 31, 1999 (the "Merger Agreement") by and among Eltrax Systems, Inc., a Minnesota corporation (the "Company"), Windward Acquiring Corporation, a Georgia corporation ("Acquiring Sub"), Windward Technology Group, a Georgia corporation ("Windward"), Ian Bresnahan, David G. Able, Todd
A. Cochran, Joshua Shipman, Mike Kulzer, Fred Nix, Tom Loughran, George Lusk, William M. Gillespie, and Richard Dotson (hereinafter sometimes collectively referred to as the "Shareholders"), Windward merged with and into Acquiring Sub (which then changed its name to "Windward Technology Group"), whereupon the separate existence of Windward ceased and Acquiring Sub continues as the surviving corporation and as a wholly owned subsidiary of the Company. The description of the merger included herein does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger which is filed as Exhibit 2.1 hereto.

          Pursuant to the terms of the Merger Agreement, upon the closing of the merger on March 31, 1999, 1,375,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") were issued to the shareholders of Windward (the "Shareholders") in connection with the merger. The 1,375,000 shares of Common Stock issued in connection with the merger represents approximately 5.8% of the issued and outstanding shares of Common Stock after the closing. All of the shares of the Common Stock that have been issued to the Shareholders in connection with the merger are "restricted stock", as defined in Rule 144 promulgated under the Securities Act of 1933, and have certain "piggyback" registration rights.

          The Company is currently reviewing the appropriate accounting treatment of the merger and the Company anticipates that the merger will be treated as a "pooling of interests" within the meaning of Accounting Principles Board Opinion No. 16.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                                      Filed
Number       Description                                                    Herewith
------       -----------                                                    --------
2.1          Agreement and Plan of Merger dated as of March 31, 1999,          X
             by and among Eltrax Systems, Inc., a Minnesota corporation,
             Windward Acquiring Corporation, a Georgia corporation,
             Windward Technology Group, Inc., a Georgia corporation,
             Ian Bresnahan, David G. Able, Todd A. Cochran, Joshua
             Shipman, Mike Kulzer, Fred Nix, Tom Loughran, George
             Lusk, William M. Gillespie, and Richard Dotson


                                      -2-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ELTRAX SYSTEMS, INC.,
                                       a Minnesota corporation

Date:  April 5, 1999                   By:  /s/ Nicholas J. Pyett
                                            -------------------------------
                                            Nicholas J. Pyett,
                                            Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                                                            Filed
Number     Description                                                            Herewith
------     -----------                                                            --------
2.1        Agreement and Plan of Merger dated as of March 31, 1999, by              X
           and among Eltrax Systems, Inc., a Minnesota corporation,
           Windward Acquiring Corporation, a Georgia corporation,
           Windward Technology Group, Inc., a Georgia corporation,
           Ian Bresnahan, David G. Able, Todd A. Cochran, Joshua Shipman,
           Mike Kulzer, Fred Nix, Tom Loughran, George Lusk,
           William M. Gillespie, and Richard Dotson

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